Exhibit No. 24.1

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                                POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that each of Fidelity Bancorp, Inc. and the several undersigned Officers and Directors thereof whose signatures appear below, hereby makes, constitutes and appoints William L. Windisch and Richard G. Spencer, and each of them acting individually, its, his and her true and lawful attorneys, with power to act without any other and with full power of substitution, to execute, deliver and file in its, his or her name and on its, his or her behalf, and in each of the undersigned Officer's and Director's capacity or capacities as shown below, (a) a Registration Statement on Form S-2 (or other appropriate form) with respect to the registration under the
Securities Act of 1933, as amended (the "Securities Act"), of up to (i) $11,000,000 in aggregate initial offering price of preferred securities of FB Capital Trust (the "Preferred Securities"), (ii) an amount of Fidelity Bancorp, Inc. Junior Subordinated Debentures due 2027 (the "Junior Subordinated Debentures") equal to 100% of the amount of Preferred Securities so registered, and (iii) an amount of Fidelity Bancorp, Inc. guarantees (the "Guarantees") of the Preferred Securities equal to the amount of Preferred Securities so registered (the Junior Subordinated Debentures, the Preferred Securities and the Guarantees hereinafter collectively referred to as the "Securities"), which Securities may be offered in amounts, at prices and on terms to be determined at the time of sale, all as authorized by the Board of Directors of Fidelity Bancorp, Inc. as of March 27, 1997, and all documents in support thereof or supplemental thereto and any and all amendments, including any and all pre-effective and post-effective amendments, to the foregoing (hereinafter collectively called the "Registration Statement"); and (b) such registration statements, petitions, applications, consents to service of process or other instruments, any and all documents in support thereof or supplemental thereto, and any and all amendments or supplements to the foregoing, as may be necessary or advisable to qualify or register the securities covered by said Registration Statement under such securities laws, regulations and requirements as may be applicable; and each of Fidelity Bancorp, Inc. and said Officers and Directors hereby grants to said attorneys, and to each of them, full power and authority to do and perform each and every act and thing whatsoever as said attorneys or attorney may deem necessary or advisable to carry out fully the intent of this power of attorney to the same extent and with the same effect as Fidelity Bancorp, Inc. might or could do, and as each of said Officers and Directors might or could do personally in his or her capacity or capacities as aforesaid, and each of Fidelity Bancorp, Inc. and said Officers and Directors hereby ratifies and confirms all acts and things which said attorneys or attorney might do or cause to be done by virtue of this power of attorney and its, his or her signature as the same may be signed by said attorneys or attorney, or any of them, to any or all of the following (and/or any and all amendments and supplements to any or all thereof): such Registration Statement under the Securities Act, and all such registration statements, petitions, applications, consents to service of process and other instruments, and any and all documents in support thereof or supplemental thereto, under such securities laws, regulations and requirements as may be applicable.


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        IN WITNESS  WHEREOF,  Fidelity  Bancorp,  Inc.  has caused this power of attorney to be signed on its behalf, and each of the undersigned Officers and Directors in the capacity or capacities noted has hereunto set his or her hand as of the date indicated below.
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

                                                   FIDELITY BANCORP, INC.
                                                       (Registrant)

                                            By:    /s/ William L. Windisch
                                                   -------------------------------------
                                                   William L. Windisch
                                                   President and Chief Executive Officer

                                            Dated: April 3, 1997

By:     /s/ William L. Windisch             By:    /s/ Richard G. Spencer
        ---------------------------                ---------------------------------------
        William L. Windisch                        Richard G. Spencer
        President, CEO and Director                Vice President and Treasurer (Principal
                                                   Accounting and Financial Officer)

Dated:  April 3, 1997                       Dated: April 3, 1997



By:     /s/ John R. Gales                   By:    /s/ Robert F. Kastelic
        ---------------------------                ---------------------------------------
        John R. Gales                              Robert F. Kastelic
        Director                                   Director

Dated:  April 3, 1997                       Dated: April 3, 1997



By:     /s/ Oliver D. Keefer                By:    /s/ Charles E. Nettrour
        ---------------------------                ---------------------------------------
        Oliver D. Keefer                           Charles E. Nettrour
        Director                                   Director

Dated:  April 3, 1997                       Dated: April 3, 1997



                                            By:    /s/ Joanne Ross Wilder
                                                   ---------------------------------------
                                                   Joanne Ross Wilder
                                                   Director

                                            Dated: April 3, 1997


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